UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2025

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

(888) 646-5205

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2025, at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Workhorse Group Inc. (the “Company”), the Company’s stockholders approved the Workhorse Group Inc. Amended and Restated 2023 Long-Term Incentive Plan (the “Plan”), which among other things, increased the number of shares of the Company’s common stock, par value $0.001 per share (the “Shares”), available for issuance under the Plan by an additional 1,500,000 Shares. The Company’s Board of Directors (the “Board”) previously adopted the Plan on September 21, 2025, subject to stockholder approval.

For a description of the Plan, see the section entitled “Proposal No. 3: The Incentive Plan Proposal” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 8, 2025 (the “Proxy Statement”). The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 25, 2025, the Company held its Annual Meeting. As of September 18, 2025, the record date for holders of Shares entitled to vote at the Annual Meeting, there were 19,059,954 Shares outstanding and entitled to vote at the Annual Meeting. Of the Shares entitled to vote, 9,824,102, or approximately 51.54% of the Shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Company’s Articles of Incorporation. Immediately prior to the Annual Meeting, the Board of Directors determined to withdraw Proposal No. 4 and Proposal No. 5 from consideration. Accordingly, there were seven matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.

Proposal No. 1 – The Stock Issuance Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	4,810,096	605,258	651,239	3,757,509

The Company’s stockholders approved, for the purposes of complying with Nasdaq Listing Rules, the issuance of Shares issuable pursuant to the Merger Agreement, the Repayment Agreement, and the Convertible Note (each, as defined in the Proxy Statement).

Proposal No. 2 – The Reverse Stock Split Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	7,068,893	2,016,417	738,792	0

The Company’s stockholders approved, pursuant to Nevada Revised Statute 78.2055, a reverse stock split of the outstanding Shares by a ratio of any whole number between 1-for-8 and 1-for-12, at any time prior to June 30, 2026, to be determined by the Board.

Proposal No. 3. – The Incentive Plan Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	4,138,176	1,279,851	648,566	3,757,509

The Company’s stockholders approved the Plan to, among other things, increase the number of Shares available for issuance thereunder by an additional 1,500,000 Shares.

Proposal No. 6 – The Director Election Proposal

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond J. Chess	4,676,697	614,284	775,612	3,757,509
Richard F. Dauch	4,626,197	696,675	743,721	3,757,509
Jacqueline A. Dedo	4,657,438	624,218	784,937	3,757,509
Alan S. Henricks	4,638,917	606,030	821,646	3,757,509
Pamela S. Mader	4,682,069	602,016	782,508	3,757,509
William G. Quigley III	4,629,017	619,486	818,090	3,757,509
Austin S. Miller	4,644,458	605,127	817,008	3,757,509
Dr. Jean Botti	4,668,131	606,777	791,685	3,757,509

The Company’s stockholders elected all eight nominees to serve as directors until the 2026 annual meeting of the stockholders of the Company, or until such directors’ successors have been duly elected or qualified, or until such directors’ earlier death, resignation, retirement, or removal.

Proposal No. 7 – The Say-on-Pay Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	4,130,922	1,168,201	767,470	3,757,509

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

Proposal No. 8 – The Auditor Ratification Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	8,337,782	610,507	875,813	0

The Company’s stockholders ratified the appointment of Berkowitz Pollack Brant Advisors + CPAs as the Company’s independent auditors for the fiscal year ended December 31, 2025.

Proposal No. 9 – The Adjournment Proposal

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Votes Cast	7,899,893	1,049,004	875,205	0

The Company’s stockholders approved the proposal to allow the adjournment of the meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for certain proposals or if Workhorse determines that one or more closing conditions to the Merger Agreement (as defined in the Proxy Statement) is not satisfied or waived.

Item 7.01. Regulation FD Disclosure.

On November 25, 2025, the Company issued a press release relating to the results of the Annual Meeting. A copy of that press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s reports filed with the Securities and Exchange Commission.

Item 9.01. Exhibits.

Exhibit No.	Description
10.1	Workhorse Group Inc. Amended and Restated 2023 Long-Term Incentive Plan (incorporated by reference to Annex F of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 8, 2025).
99.1	Press Release, dated November 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: November 25, 2025	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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